Exhibit 99.1

Apple reports third quarter results

Services revenue reaches new all-time high

Installed base of active devices sets all-time record

CUPERTINO, CALIFORNIA — Apple® today announced financial results for its fiscal 2023 third quarter ended July 1, 2023. The Company posted quarterly revenue of $81.8 billion, down 1 percent year over year, and quarterly earnings per diluted share of $1.26, up 5 percent year over year.

“We are happy to report that we had an all-time revenue record in Services during the June quarter, driven by over 1 billion paid subscriptions, and we saw continued strength in emerging markets thanks to robust sales of iPhone,” said Tim Cook, Apple’s CEO. “From education to the environment, we are continuing to advance our values, while championing innovation that enriches the lives of our customers and leaves the world better than we found it.”

“Our June quarter year-over-year business performance improved from the March quarter, and our installed base of active devices reached an all-time high in every geographic segment,” said Luca Maestri, Apple’s CFO. “During the quarter, we generated very strong operating cash flow of $26 billion, returned over $24 billion to our shareholders, and continued to invest in our long-term growth plans.”

Apple’s board of directors has declared a cash dividend of $0.24 per share of the Company’s common stock. The dividend is payable on August 17, 2023 to shareholders of record as of the close of business on August 14, 2023.

Apple will provide live streaming of its Q3 2023 financial results conference call beginning at 2:00 p.m. PT on August 3, 2023 at apple.com/investor/earnings-call. The webcast will be available for replay for approximately two weeks thereafter.

Apple periodically provides information for investors on its corporate website, apple.com, and its investor relations website, investor.apple.com. This includes press releases and other information about financial performance, reports filed or furnished with the SEC, information on corporate governance, and details related to its annual meeting of shareholders.

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation those about payment of the Company’s quarterly dividend. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include without limitation: effects of global and regional economic conditions, including as a result of government policies, war, terrorism, natural disasters, and public health issues; risks relating to the design, manufacture, introduction, and transition of products and services in highly competitive and rapidly changing markets, including from reliance on third parties for components, technology, manufacturing, applications, and content; risks relating to information technology system failures, network disruptions, and failure to protect, loss of, or unauthorized access to, or release of, data; and effects of unfavorable legal proceedings, government investigations, and complex and changing laws and regulations. More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date they are made.

Apple revolutionized personal technology with the introduction of the Macintosh in 1984. Today, Apple leads the world in innovation with iPhone, iPad, Mac, Apple Watch, and Apple TV. Apple’s five software platforms — iOS, iPadOS, macOS, watchOS, and tvOS — provide seamless experiences across all Apple devices and empower people with breakthrough services including the App Store, Apple Music, Apple Pay, and iCloud. Apple’s more than 100,000 employees are dedicated to making the best products on earth, and to leaving the world better than we found it.

Press Contact:
Josh Rosenstock
Apple
jrosenstock@apple.com
(408) 862-1142

Investor Relations Contact:
Saori Casey
Apple
scasey@apple.com
(408) 974-3123

NOTE TO EDITORS: For additional information visit Apple Newsroom (www.apple.com/newsroom), or email Apple’s Media Helpline at media.help@apple.com.

© 2023 Apple Inc. All rights reserved. Apple and the Apple logo are trademarks of Apple. Other company and product names may be trademarks of their respective owners.

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In millions, except number of shares which are reflected in thousands and per share amounts)

	Three Months Ended		Nine Months Ended
	July 1, 2023	June 25, 2022	July 1, 2023	June 25, 2022
Net sales:
Products	$60,584	$63,355	$230,901	$245,241
Services	21,213	19,604	62,886	58,941
Total net sales (1)	81,797	82,959	293,787	304,182
Cost of sales:
Products	39,136	41,485	146,696	155,084
Services	6,248	5,589	18,370	16,411
Total cost of sales	45,384	47,074	165,066	171,495
Gross margin	36,413	35,885	128,721	132,687

Operating expenses:
Research and development	7,442	6,797	22,608	19,490
Selling, general and administrative	5,973	6,012	18,781	18,654
Total operating expenses	13,415	12,809	41,389	38,144

Operating income	22,998	23,076	87,332	94,543
Other income/(expense), net	(265)	(10)	(594)	(97)
Income before provision for income taxes	22,733	23,066	86,738	94,446
Provision for income taxes	2,852	3,624	12,699	15,364
Net income	$19,881	$19,442	$74,039	$79,082

Earnings per share:
Basic	$1.27	$1.20	$4.69	$4.86
Diluted	$1.26	$1.20	$4.67	$4.82
Shares used in computing earnings per share:
Basic	15,697,614	16,162,945	15,792,497	16,277,824
Diluted	15,775,021	16,262,203	15,859,263	16,394,937

(1) Net sales by reportable segment:
Americas	$35,383	$37,472	$122,445	$129,850
Europe	20,205	19,287	71,831	72,323
Greater China	15,758	14,604	57,475	58,730
Japan	4,821	5,446	18,752	20,277
Rest of Asia Pacific	5,630	6,150	23,284	23,002
Total net sales	$81,797	$82,959	$293,787	$304,182

(1) Net sales by category:
iPhone	$39,669	$40,665	$156,778	$162,863
Mac	6,840	7,382	21,743	28,669
iPad	5,791	7,224	21,857	22,118
Wearables, Home and Accessories	8,284	8,084	30,523	31,591
Services	21,213	19,604	62,886	58,941
Total net sales	$81,797	$82,959	$293,787	$304,182

Apple Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In millions, except number of shares which are reflected in thousands and par value)

	July 1, 2023	September 24, 2022
ASSETS:
Current assets:
Cash and cash equivalents	$28,408	$23,646
Marketable securities	34,074	24,658
Accounts receivable, net	19,549	28,184
Inventories	7,351	4,946
Vendor non-trade receivables	19,637	32,748
Other current assets	13,640	21,223
Total current assets	122,659	135,405

Non-current assets:
Marketable securities	104,061	120,805
Property, plant and equipment, net	43,550	42,117
Other non-current assets	64,768	54,428
Total non-current assets	212,379	217,350
Total assets	$335,038	$352,755

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$46,699	$64,115
Other current liabilities	58,897	60,845
Deferred revenue	8,158	7,912
Commercial paper	3,993	9,982
Term debt	7,216	11,128
Total current liabilities	124,963	153,982

Non-current liabilities:
Term debt	98,071	98,959
Other non-current liabilities	51,730	49,142
Total non-current liabilities	149,801	148,101
Total liabilities	274,764	302,083

Commitments and contingencies

Shareholders’ equity:
Common stock and additional paid-in capital, $0.00001 par value: 50,400,000 shares authorized; 15,647,868 and 15,943,425 shares issued and outstanding, respectively	70,667	64,849
Retained earnings/(Accumulated deficit)	1,408	(3,068)
Accumulated other comprehensive income/(loss)	(11,801)	(11,109)
Total shareholders’ equity	60,274	50,672
Total liabilities and shareholders’ equity	$335,038	$352,755

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In millions)

	Nine Months Ended
	July 1, 2023	June 25, 2022
Cash, cash equivalents and restricted cash, beginning balances	$24,977	$35,929

Operating activities:
Net income	74,039	79,082
Adjustments to reconcile net income to cash generated by operating activities:
Depreciation and amortization	8,866	8,239
Share-based compensation expense	8,208	6,760
Other	(1,651)	2,695
Changes in operating assets and liabilities:
Accounts receivable, net	7,609	4,561
Inventories	(2,570)	1,049
Vendor non-trade receivables	13,111	4,789
Other current and non-current assets	(4,863)	(3,289)
Accounts payable	(16,790)	(6,108)
Other current and non-current liabilities	2,986	246
Cash generated by operating activities	88,945	98,024

Investing activities:
Purchases of marketable securities	(20,956)	(70,178)
Proceeds from maturities of marketable securities	27,857	24,203
Proceeds from sales of marketable securities	3,959	33,609
Payments for acquisition of property, plant and equipment	(8,796)	(7,419)
Other	(753)	(1,352)
Cash generated by/(used in) investing activities	1,311	(21,137)

Financing activities:
Payments for taxes related to net share settlement of equity awards	(5,119)	(5,915)
Payments for dividends and dividend equivalents	(11,267)	(11,138)
Repurchases of common stock	(56,547)	(64,974)
Proceeds from issuance of term debt, net	5,228	—
Repayments of term debt	(11,151)	(6,750)
Proceeds from/(Repayments of) commercial paper, net	(5,971)	4,970
Other	(508)	(148)
Cash used in financing activities	(85,335)	(83,955)

Increase/(Decrease) in cash, cash equivalents and restricted cash	4,921	(7,068)
Cash, cash equivalents and restricted cash, ending balances	$29,898	$28,861

Supplemental cash flow disclosure:
Cash paid for income taxes, net	$7,020	$12,251
Cash paid for interest	$2,590	$1,910